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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): March 9 1998

                               WESTERN ATLAS INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                 (State of Other Jursidiction of Incorporation)


          1-12430                                           95-3899675
 (COMMISSION FILE NUMBER)                        (IRS EMPLOYER IDENTIFICATION
                                     NO.)

  10205 WESTHEIMER ROAD HOUSTON, TEXAS                             77042-3115
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                           (ZIP CODE)



                                (713)  972-4000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 5.    OTHER EVENTS.

           ON MARCH 9, 1998, THE REGISTRANT ISSUED THE PRESS RELEASES ATTACHED HERETO AS EXHIBITS 99.1 AND 99.2 AND INCORPORATED HEREIN IN THEIR ENTIRETY BY THIS REFERENCE.





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ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.



(C)        EXHIBITS

           (I) EXHIBIT 99.1 - PRESS RELEASE DATED MARCH 9, 1998, "WESTERN ATLAS SIGNS PURCHASE AGREEMENT TO ACQUIRE WEDGE-DIA-LOG, INC."

           (II) EXHIBIT 99.2 - PRESS RELEASE DATED MARCH 9, 1998, "WESTERN ATLAS SIGNS MERGER AGREEMENT WITH 3-D GEOPHYSICAL"





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                                   SIGNATURE

           PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                                  WESTERN ATLAS INC.
                                                  (REGISTRANT)



                                         BY:      /S/ JAMES E. BRASHER
                                                -------------------------------
                                                  JAMES E. BRASHER
                                                  SENIOR VICE PRESIDENT AND
                                                  GENERAL COUNSEL
DATED:  MARCH 10, 1998





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